UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):          February 13, 2018

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-26068	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Newport Center Drive Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code:       (949) 480-8300

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 13, 2018, Acacia Research Corporation (the "Company") issued a press release announcing its earnings for the three months and the year ended December 31, 2017. A copy of that release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Press Release dated February 13, 2018 of the Registrant.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACACIA RESEARCH CORPORATION

Date: February 13, 2018	By:	/s/ Robert Stewart
Name: Robert Stewart
Title: President

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated February 13, 2018 of the Registrant.